Exhibit No. 24

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2003, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 12th day of February, 2004.

         Position(s) with

Signature                                  The Progressive Corporation

/s/ Peter B. Lewis                         Director and Chairman of the Board
---------------------------
Peter B. Lewis

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2003, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 12th day of February, 2004.

                                           Position(s) with
Signature                                  The Progressive Corporation

/s/ Glenn M. Renwick                       Director, President and
---------------------------                Chief Executive Officer
Glenn M. Renwick

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2003, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 12th day of February, 2004.

                                           Position(s) with
Signature                                  The Progressive Corporation

/s/ W. T. Forrester
---------------------------
W. Thomas Forrester                        Vice President and
                                           Chief Financial Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2003, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 30th day of January, 2004.

                                           Position(s) with
Signature                                  The Progressive Corporation

/s/ Jeffrey W. Basch
---------------------------
Jeffrey W. Basch                           Vice President and
                                           Chief Accounting Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2003, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 1st day of February, 2004.

                                           Position(s) with
Signature                                  The Progressive Corporation

/s/ Milton N. Allen
---------------------------
Milton N. Allen                            Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2003, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 12th day of February, 2004.

                                           Position(s) with
Signature                                  The Progressive Corporation

/s/ B. Charles Ames
---------------------------
B. Charles Ames                            Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2003, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 12th day of February, 2004.

                                           Position(s) with
Signature                                  The Progressive Corporation

/s/ Charles A. Davis
---------------------------
Charles A. Davis                           Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2003, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 8th day of February, 2004.

                                           Position(s) with
Signature                                  The Progressive Corporation

/s/ Stephen R. Hardis
---------------------------
Stephen R. Hardis                          Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2003, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 6 day of Feb, 2004.

                                           Position(s) with
Signature                                  The Progressive Corporation

/s/ Bernadine P. Healy
---------------------------
Bernadine P. Healy, M.D.                   Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2003, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 12th day of February, 2004.

                                           Position(s) with
Signature                                  The Progressive Corporation

/s/ Jeffrey D. Kelly
---------------------------
Jeffrey D. Kelly                           Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2003, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 7 day of February, 2004.

                                           Position(s) with
Signature                                  The Progressive Corporation

/s/ Philip A. Laskawy
---------------------------
Philip A. Laskawy                          Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2003, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 12th day of February, 2004.

                                           Position(s) with
Signature                                  The Progressive Corporation

/s/ Norman S. Matthews
---------------------------
Norman S. Matthews                         Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2003, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 2 day of February, 2004.

                                           Position(s) with
Signature                                  The Progressive Corporation

/s/ Donald B. Shackelford
---------------------------
Donald B. Shackelford                      Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2003, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 13th day of February, 2004.

                                           Position(s) with
Signature                                  The Progressive Corporation

/s/ Bradley T. Sheares
---------------------------
Bradley T. Sheares                         Director